                                                                   Exhibit 10.50

                AMENDMENT NO. 2 TO THE PACER INTERNATIONAL, INC.
                             1999 STOCK OPTION PLAN

1. Amendment of Plan and Exhibits. The following amendments to the Pacer International, Inc. 1999 Stock Option Plan, as amended by the First Amendment thereto dated September 8, 2000 (the "First Amendment") (as so amended, the "Plan") are adopted, effective as hereinafter provided.

     A. Section 3(a) of the Plan is hereby amended by deleting the first two sentence thereof and inserting in their place:

     "This Plan shall be administered by a committee (the "Committee") of the Board of Directors of the Company (the "Board"), appointed from time to time by the Board; provided, however, that following the date on which the Common Stock is registered under the Exchange Act, in order to permit officers and directors of the Company to be exempt from the provisions of Section 16(b) of the Exchange Act with respect to transactions pursuant to this Plan, each person appointed to the Committee, at the effective date of his or her appointment to the Committee shall, to the extent practicable, be a "Non-Employee Director" within the meaning of Rule 16b-3 ("Rule 16b-3") promulgated by the Securities and Exchange Commission under the Exchange Act."

     B. Section 15 of the Plan is hereby deleted in its entirety and replaced with the following:

" 15. WITHHOLDING TAXES

     When taxable compensation is realized by an Optionee in respect of an Option, such Optionee shall satisfy all applicable federal, state or local taxes required by law to be withheld at such time); provided, however, that with respect to persons subject to Section 16 of the Exchange Act, any such withholding arrangement shall be in compliance with any applicable provisions of Rule 16b-3 promulgated under Section 16 of the Exchange Act. The Option Agreement shall specify the manner in which the withholding obligation shall be satisfied with respect to the Option."

     C. Section 16(c) of the Plan is hereby deleted in its entirety and replaced with the following:

     "(c) Amendment of Plan. This Plan may be amended by the shareholders of the Company. This Plan may also be amended by the Board or the Committee, including, without limitation, to the extent necessary to qualify any or all outstanding Options granted under this Plan or Options to be granted under this Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, to the extent necessary to ensure the qualification of this Plan under Rule 16b-3, at such time, if any, as the Company has a class of stock registered pursuant to

Section 12 of the Exchange Act, and to the extent necessary to qualify the shares of Common Stock issuable upon exercise of any outstanding Options granted, or Options to be granted, under this Plan for listing or admission for trading on any securities exchange or automated quotation system. Any amendment approved by the Board or the Committee which is of a scope that requires shareholder approval under applicable law or in order to ensure favorable federal income tax treatment for any Incentive Stock Options or requires shareholder approval in order to ensure the compliance of this Plan with Rule 16b-3 at such time, if any, as the Company has a class of capital stock registered pursuant to Section 12 of the Exchange Act, shall be subject to obtaining such shareholder approval. Any modification or amendment of this Plan shall not, without the consent of an Optionee, adversely affect his or her rights under an Option previously granted to him or her. With the consent of the Optionee affected, the Committee may amend such Optionee's outstanding Option in a manner which may be materially adverse to such Optionee but which is not inconsistent with this Plan.

     D. Section 16(d) of the Plan is hereby amended by deleting each reference to "State of Delaware" in the said paragraph and inserting in their place "State of Tennessee."

     E. In order to give effect to the two for one stock split of the Common Stock in the form of a stock dividend declared by the Board of Directors and effective as of _________, 2002, in accordance with and pursuant to Section 11 of the Plan:

          (i) Section 4(b) of the Plan is hereby amended to delete the reference to "832,000 Shares" and inserting in its place "1,664,000 Shares";

          (ii) Section 4(e) of the Plan is hereby amended to delete the references to "277,345 Shares", "277,336 Shares" and "277,319 Shares" and inserting in their place "554,690 Shares", "554,672 Shares" and "554,638 Shares", respectively;

          (iii) Section 4(f) of the Plan is hereby amended to delete the references to "1,793,747 Shares" and "562,861 Shares" and inserting in their place "3,587,494 Shares" and "1,125,722 Shares", respectively;

          (iv) Section 4(i) of the Plan is hereby amended to delete the reference to "562,861 Shares" and inserting in its place "1,125,722 Shares";

          (v) Section 5 of the Plan is hereby amended by deleting the reference to "$10.00" and inserting in its place "$5.00";

          (vi) Section 7(a) of the Plan as heretofore amended by the First Amendment is hereby further amended by deleting the table in said section and inserting in its place the following table:

-----------------------------------------------------------------------
       Tranche B Performance                Tranche B Per Share
          Measurement Date                     Target Value
-----------------------------------------------------------------------
Third Anniversary Date
     (May 28, 2002)                               $10.985
-----------------------------------------------------------------------
Fourth Anniversary Date
     (May 28, 2003)                               $14.29
-----------------------------------------------------------------------
Fifth Anniversary Date
     (May 28, 2004)                               $18.565
-----------------------------------------------------------------------
Sixth Anniversary Date
     (May 28, 2005)                               $24.135
-----------------------------------------------------------------------
Seventh Anniversary Date
     (May 28, 2006)                               $31.375
-----------------------------------------------------------------------
Eighth Anniversary Date
     (May 28, 2007)                               $40.79
-----------------------------------------------------------------------
Ninth Anniversary Date
     (May 28, 2008)                               $53.025
-----------------------------------------------------------------------
Tenth Anniversary Date
     (May 20, 2009)                               $68.935
-----------------------------------------------------------------------


          (vii) Section 8(a) of the Plan as heretofore amended by the First Amendment is hereby further amended by deleting the table in said section and inserting in its place the following table:

-----------------------------------------------------------------------
       Tranche C Performance                Tranche C Per Share
          Measurement Date                     Target Value
-----------------------------------------------------------------------
Third Anniversary Date
     (May 28, 2002)                               $13.72
-----------------------------------------------------------------------
Fourth Anniversary Date
     (May 28, 2003)                               $19.21
-----------------------------------------------------------------------
Fifth Anniversary Date
     (May 28, 2004)                               $26.895
-----------------------------------------------------------------------

-----------------------------------------------------------------------
       Tranche C Performance                Tranche C Per Share
          Measurement Date                     Target Value
-----------------------------------------------------------------------
Sixth Anniversary Date
     May 28, 2005)                                $37.655
-----------------------------------------------------------------------
Seventh Anniversary Date
     (May 28, 2006)                               $52.715
-----------------------------------------------------------------------
Eighth Anniversary Date
     (May 28, 2007)                               $73.80
-----------------------------------------------------------------------
Ninth Anniversary Date
     (May 28, 2008)                               $103.32
-----------------------------------------------------------------------
Tenth Anniversary Date
     (May 28, 2009)                               $144.65
-----------------------------------------------------------------------


          (viii) Exhibits A and B to the Plan are hereby deleted and replaced in their entirety by Exhibits A and B hereto;

          (ix) Appendix A to the form of 1998 Rollover Options-ISO in Exhibit D to the Plan is hereby amended by deleting the reference to "Option Price: $10" and inserting in its place "Option Price: $5";

          (x) Appendix A to the form of 1997 Rollover Options-ISOs in Exhibit D to the Plan is hereby deleted and replaced in its entirety by Exhibit C hereto;

          (xi) Appendix A to the form of 1997 Rollover Options-NQO in Exhibit D to the Plan is hereby amended by deleting the references to "Common Stock:
33,483" and "Common Stock: $2.96" and inserting in their place to "Common Stock:
66,966" and "Common Stock: $1.48", respectively; and

          (xii) Appendix A to the form of New Option Grants in Exhibit D to the Plan is hereby deleted and replaced in its entirety by Exhibit D hereto.

2. Effective Date: The effective date of Sections 1.A., 1.B., 1.C. and 1.D of this Amendment shall be __________, 2002. The effective date of Section 1.E. of this Amendment shall be [insert date that Articles of Amendment is filed in Tennessee and the Stock Split is effective]

3. Terms and Conditions of Plan: Except for the above amendments, all terms and conditions of the Plan are unamended and shall remain in full force and effect.

4. Execution: This Amendment has been executed by a duly authorized officer of the Company on the date set forth below.


                                           PACER INTERNATIONAL, INC.

                                           By:
                                               --------------------------------
                                           Title:
                                                  -----------------------------
                                           Date:
                                                 ------------------------------

                                                                      EXHIBIT A

                 LIST OF INITIAL PARTICIPANTS AND INITIAL AWARDS

INITIAL
PARTICIPANTS                                   INITIAL AWARDS
------------                                   --------------
                             Tranche A      Tranche B      Tranche C        Total
Donald C. Orris               66,668         66,666         66,666        200,000
Gerry Angeli                  66,668         66,666         66,666        200.000
Gary I. Goldfein              66,668         66,666         66,666        200,000
Richard P. Hyland             66,668         66,666         66,666        200,000
Allen E. Steiner              66,668         66,666         66,666        200,000
Robert L. Cross               66,668         66,666         66,666        200,000
Robert Papworth                8,000          8,000          8,000         24,000
Dan Pendleton                  8,000          8,000          8,000         24,000
George Kirtley                10,000         10,000         10,000         30,000
Greg Steiner                  10,000         10,000         10,000         30,000
John Hein                     10,000         10,000         10,000         30,000
Russ Oldson                    6,668          6,666          6,666         20,000
Larry Kuharevicz               5,000          5,000          5,000         15,000
George Michelbach              5,000          5,000          5,000         15,000
Kent Prokop                    5,000          5,000          5,000         15,000
Mark Hyland                    5,000          5,000          5,000         15,000
Mike Amerio                    5,000          5,000          5,000         15,000
Gary Copple                    5,000          5,000          5,000         15,000
Gene Lucarz                    5,000          5,000          5,000         15,000
Debra Wilcox                   5,000          5,000          5,000         15,000
Bob Smith                      3,334          3,334          3,332         10,000
Jim Baca                       3,334          3,334          3,332         10,000
Jonathon Devens                3,334          3,334          3,332         10,000
Tom Knieps                     3,334          3,334          3,332         10,000
Patricia Hamrick               3,334          3,334          3,332         10,000
Bruce Jackson                  3,334          3,334          3,332         10,000
Bruce Hearn                    3,334          3,334          3,332         10,000
Pat McGurk                     3,334          3,334          3,332         10,000
Jerel McQuarrie                3,334          3,334          3,332         10,000
Bob Sweitzer                   3,334          3,334          3,332         10,000
Dennis Richards                3,334          3,334          3,332         10,000
Steve Hawkins                  3,334          3,334          3,332         10,000
Gary McGrath                   3,334          3,334          3,332         10,000
Jim Wade                       3,334          3,334          3,332         10,000
Jim Simon                      3,334          3,334          3,332         10,000
Mike Murrell                   3,334          3,334          3,332         10,000
Jim Silingo                    3,334          3,334          3,332         10,000
Martin Healy                   2,668          2,666          2,666          8,000
James Skelton                  2,668          2,666          2,666          8,000
TOTALS                       554,690        554,672        554,638      1,664,000

                                                                      EXHIBIT B

                              1997 ROLLOVER OPTIONS

--------------------------------------------------------------------------------------------------------------------------
                        Rollover Options                      Rollover Options    Rollover Options     Rollover Options
      Employee          after Conversion   Exercise Price     Vested at Grant    Vesting on 3/31/00    Vesting on 3/31/01
--------------------------------------------------------------------------------------------------------------------------
Donald    common stock  243,832 (ISOs)     243,832 (ISOs)     69,666 (NQOs)       121,916 (ISOs)       121,916 (ISOs)
Orris                                      at $0.11           at $1.48            at $0.11             at $0.11

                        69,666 (NQOs)      69,666 (NQOs)
                        69,666 (NQOs)      at $1.48
          ----------------------------------------------------------------------------------------------------------------
          preferred     11,666 (ISOs)      $9                 3,333 (NQOs)         5,833 (ISOs)        5,833 (ISOs)
          stock                                               at $9                at $9               at $9
                        3,333 (NQOs)
--------------------------------------------------------------------------------------------------------------------------
Robert    common stock  243,832 (ISOs)     243,832 (ISOs)     69,666 (NQOs)        121,916 (ISOs)      121,916 (ISOs)
Cross                                      at $0.11           at $1.48             at $0.11            at $0.11

                        69,666 (NQOs)      69,666 (NQOs)
                                           at $1.48
          ----------------------------------------------------------------------------------------------------------------
          preferred     11,666 (ISOs)      $9                 3,333 (NQOs)         5,833 (ISOs)        5,833 (ISOs)
          stock                                               at $9                at $9               at $9

                        3,333 (NQOs)
--------------------------------------------------------------------------------------------------------------------------
Gerry     common stock  243,832 (ISOs)     243,832 (ISOs)     69,666 (NQOs)        121.916 (ISOs)      121.916 (ISOs)
Angeli                                     at $0.11           at $1.48             at $0.11            at $0.11

                        69,666 (NQOs)      69,666 (NQOs)
                                           at $1.48
          ----------------------------------------------------------------------------------------------------------------
          preferred     11,666 (ISOs)      $9                 3,333 (NQOs)         5,833 (ISOs)        5,833 (ISOs)
          stock                                               at $9                at $9               at $9

                        3,333 (NQOs)
--------------------------------------------------------------------------------------------------------------------------

                              1998 ROLLOVER OPTIONS
--------------------------------------------------------------------------------
Optionee            Shares of Common Stock      Exercise Price
--------------------------------------------------------------------------------
Joseph Atturio            58,728                    $4.305
--------------------------------------------------------------------------------
Lawrence Yarberry         66,000                    $5.00
--------------------------------------------------------------------------------
William Schuman           22,000                    $5.00
--------------------------------------------------------------------------------
Thomas Fitzgerald         22,000                    $5.00
--------------------------------------------------------------------------------
Brian Kane                16,500                    $5.00
--------------------------------------------------------------------------------

                                                                      EXHIBIT C

                                                       Appendix A--Form of 1997
                                                          Rollover Options-ISOs

Number of Shares

         Common Stock:     243,832

         Preferred Stock   11,666

Option Price:

         Common Stock      $0.11

         Preferred Stock   $9


Vesting Schedule

                    Vests on March 31, 2000   Vests on March 31, 2001
                    ---------------------------------------------------
   Common Stock             121,916                   121,916
                    ---------------------------------------------------
 Preferred Stock          5,833 shares             5,833 shares
                    ---------------------------------------------------

                                                                      EXHIBIT D

                                                        Appendix A--Form of New
                                                                  Option Grants

Number of Shares: _____
       Tranche A: _____
       Tranche B: _____
       Tranche C: _____

Option Price:              [$5] per share

Vesting Schedule

                           Tranche  B

-----------------------------------------------------------------------
       Tranche B Performance                Tranche B Per Share
          Measurement Date                     Target Value
-----------------------------------------------------------------------
Third Anniversary Date
     (May 28, 2002)                               $10.985
-----------------------------------------------------------------------
Fourth Anniversary Date
     (May 28, 2003)                               $14.29
-----------------------------------------------------------------------
Fifth Anniversary Date
     (May 28, 2004)                               $18.565
-----------------------------------------------------------------------
Sixth Anniversary Date
     (May 28, 2005)                               $24.135
-----------------------------------------------------------------------
Seventh Anniversary Date
     (May 28, 2006)                               $31.375
-----------------------------------------------------------------------
Eighth Anniversary Date
     (May 28, 2007)                               $40.79
-----------------------------------------------------------------------
Ninth Anniversary Date
     (May 28, 2008)                               $53.025
-----------------------------------------------------------------------
Tenth Anniversary Date
     (May 20, 2009)                               $68.935
-----------------------------------------------------------------------

                           Tranche C

-----------------------------------------------------------------------
       Tranche C Performance                Tranche C Per Share
          Measurement Date                     Target Value
-----------------------------------------------------------------------
Third Anniversary Date
     (May 28, 2002)                               $13.72
-----------------------------------------------------------------------
Fourth Anniversary Date
     (May 28, 2003)                               $19.21
-----------------------------------------------------------------------
Fifth Anniversary Date
     (May 28, 2004)                               $26.895
-----------------------------------------------------------------------
Sixth Anniversary Date
     May 28, 2005)                                $37.655
-----------------------------------------------------------------------
Seventh Anniversary Date
     (May 28, 2006)                               $52.715
-----------------------------------------------------------------------
Eighth Anniversary Date
     (May 28, 2007)                               $73.80
-----------------------------------------------------------------------
Ninth Anniversary Date
     (May 28, 2008)                               $103.32
-----------------------------------------------------------------------
Tenth Anniversary Date
     (May 28, 2009)                               $144.65
-----------------------------------------------------------------------